                                                                 EXHIBIT 1(9)(e)

                  ADDENDUM TO M FUND PARTICIPATION AGREEMENT

Effective as of  August 7, 2000, the following classes of Contracts are hereby
                 --------------
added to this Schedule 2 and made subject to the Agreement:


=======================================================================================================================
Policy Marketing Name            SEC 1933 Act Registration    Name of Supporting Account          Annuity or Life
                                          Number
                                      (if applicable)
-----------------------------------------------------------------------------------------------------------------------
Pacific Select Estate            333-01713
Preserver III
-----------------------------------------------------------------------------------------------------------------------
Pacific Select Estate            333-20355
Preserver IV
-----------------------------------------------------------------------------------------------------------------------
                                 33-
=======================================================================================================================

IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.


M FUND, INC.                                  PACIFIC LIFE INSURANCE COMPANY



By: /s/ DANIEL F. BYRNE                      By: /s/ DIANE N. LEDGER
    Name:  Daniel F. Byrne                       Name:  Diane N. Ledger
    Title:  President                            Title:  Vice President


                                              Attest: AUDREY L. MILFS


M FINANCIAL INVESTMENT ADVISERS, INC.         M LIFE INSURANCE COMPANY


By: /s/ DANIEL F. BYRNE                       By: /s/ DANIEL F. BYRNE
    Name:  Daniel F. Byrne                        Name:  Daniel F. Byrne
    Title:  President                             Title:  Senior VP


M HOLDINGS SECURITIES, INC.


By: /s/ BRIDGET MCNAMARA
    Name:  Bridget McNamara
    Title:  President